UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane	75038
Irving, Texas	(Zip Code)
(Address of Principal Executive Offices)

(214) 771-9952
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2021, RumbleOn, Inc. (the “Company” or “RumbleOn”) entered into a Second Amendment to Plan of Merger and Equity Purchase Agreement (the “Amendment”) to that certain Plan of Merger and Equity Purchase Agreement, dated as of March 12, 2021, and that certain Joinder and First Amendment to Plan of Merger and Equity Purchase Agreement, dated as of June 17, 2021, by and among the Company, RO Merger Sub I, Inc., an Arizona corporation and wholly owned subsidiary of Company, RO Merger Sub II, Inc., an Arizona corporation and wholly owned subsidiary of Company, RO Merger Sub III, Inc., an Arizona corporation and wholly owned subsidiary of Company, RO Merger Sub IV, Inc., an Arizona corporation and wholly owned subsidiary of Company, RO Merger Sub V, Inc., a Delaware corporation and wholly owned subsidiary of Company, C&W Motors, Inc., an Arizona corporation, CMG Powersports, Inc., a Delaware corporation, Metro Motorcycle, Inc., an Arizona corporation, Tucson Motorcycles, Inc., an Arizona corporation, and Tucson Motorsports, Inc., an Arizona corporation, William Coulter, an individual, Mark Tkach, an individual, and each other Person who owns an Equity Interest in any Transferred Entity and executes a Seller Joinder, and Mark Tkach, as the representative of the Sellers (collectively, as amended, the “Transaction Agreement”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Transaction Agreement.

The Amendment modified certain termination rights for both the Company and the Sellers' Representative. Both the Company and the Sellers' Representative have the right to terminate the Transaction Agreement if the Closing does not occur on or before September 12, 2021, as set forth in the Amendment.

The Amendment also modified Schedule 8.10 of the Transaction Agreement which allocates equity compensation post-closing to a list of Sellers' employees provided by Sellers' Representative.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Second Amendment to Plan of Merger and Equity Purchase Agreement, dated July 20, 2021

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, on July 1, 2021, RumbleOn filed with the SEC and commenced the mailing to stockholders of its definitive proxy statement and proxy card relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by visiting RumbleOn's investor resources section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this report is not incorporated by reference into, and is not a part of, this report.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn's stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn are included in the definitive proxy statement relating to the Transaction and available at www.sec.gov. Additional information regarding the interests of such participants is contained in the definitive proxy statement relating to the Transaction. Information about RumbleOn's directors and executive officers and their ownership of RumbleOn's common stock is set forth in the definitive proxy statement and in RumbleOn's Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 31, 2021. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement relating to the Transaction. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law or in accordance with an applicable exemption from the registration requirements thereof.

Forward-Looking Statements

Certain statements made in this report are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "target," "believe," "expect," "will," "shall," "may," "anticipate," "estimate," "would," "positioned," "future," "forecast," "intend," "plan," "project," "outlook", and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this report regarding the Transaction, including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) the failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of the COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operations, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) relating to the Transaction, including those under "Risk Factors" therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: July 26, 2021	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer